Exhibit 10(r)

In recognition of his responsibilities as non-executive Chairman and upon the recommendation of the Governance Committee of the Board of Directors (“Board”) of McDonald’s Corporation (the “Company”), the Compensation Committee of the Board awarded Andrew J. McKenna a grant of 8,593 restricted stock units (“RSUs”) on August 7, 2015. Each RSU represents the right to receive, on the settlement date, one share of the Company’s common stock or, at the Company’s discretion, cash equal to the fair market value thereof. The RSUs will be settled on the later of (i) one year from the date of grant or (ii) Mr. McKenna’s retirement from the Board. The RSUs will immediately be settled upon Mr. McKenna’s death or if his service on the Board terminates because he becomes disabled.
Mr. McKenna also received previous grants of RSUs, on the same terms as described herein, as follows: 8,465 RSUs in 2014, 8,637 RSUs in 2013, 9,474 RSUs in 2012, 10,434 RSUs in 2011, 12,453 RSUs in 2010, 14,388 RSUs in 2009, 14,222 RSUs in 2008, 17,000 RSUs in 2007, 15,000 RSUs in 2006 and 10,000 RSUs in 2005. The prior grants are disclosed in Exhibit 10(s) to Form 10-Q filed with Securities and Exchange Commission (“SEC”) on August 4, 2014; Exhibit 10(t) to Form 10-Q filed with the SEC on July 31, 2013; Exhibit 10(n) to Form 10-Q filed with the SEC on August 6, 2012; Exhibit 10(o) to Form 10-Q filed with the SEC on August 5, 2011; Exhibit 10(p) to Form 10-Q filed with the SEC on August 5, 2010; Exhibit 10(q) to Forms 10-Q filed with the SEC on August 6, 2009, August 6, 2008 and August 6, 2007, respectively, and on Forms 8-K filed with the SEC on May 31, 2006 and May 16, 2005, respectively.